Exhibit 10.14

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

RDA HOLDING CO.

and

THE HOLDERS NAMED HEREIN

Dated as of February 19, 2010

i

ii

		Page

	(i) Counterparts	29

21.	Director Holders	29

22.	Management Holders	29

23.	Transfer Agent	29

SCHEDULES:

SCHEDULE A – CREDITOR HOLDERS

SCHEDULE B – NOTICES

EXHIBIT:

EXHIBIT A – FORM OF SELLING STOCKHOLDER QUESTIONNAIRE

iii

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of February 19, 2010 (this “Agreement”), is entered into by and among RDA Holding Co., a Delaware corporation (the “Company”), the holders of Registrable Common Stock (as hereinafter defined) who are signatories to this Agreement or who agree to be or otherwise are bound by the terms hereof (the “Holders”), and the Warrantholders (as hereinafter defined).

This Agreement is being entered into in connection with the acquisition of Common Stock (as hereinafter defined) on the date hereof by the creditors of the Company identified on Schedule A hereto (the “Creditor Holders”) pursuant to the Plan (as hereinafter defined).

To induce the Creditor Holders to vote in favor of the Plan and to accept the issuance of the Common Stock by the Company under the Plan, the Company has undertaken to register Registrable Common Stock under the Securities Act (as hereinafter defined) and to take certain other actions with respect to the Registrable Common Stock. This Agreement sets forth the terms and conditions of such undertaking.

In consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:

“Affiliate” (a) shall mean, with respect to any Person, any Person that directly or indirectly controls, is controlled by or is under common control with, such Person or any Immediate Family Member of such Person; and (b) shall also include, with respect to any Person who is an individual, a trust, the beneficiaries of which, or a corporation or partnership, the stockholders or partners of which, include only such individual and/or such individual’s Immediate Family Members. For purposes of this definition, the term “control” (including the correlative terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble hereto.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to be closed.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the collective reference to Voting Common Stock and Limited Voting Common Stock.

“Company” has the meaning set forth in the preamble hereto.

“Company Indemnitee” has the meaning set forth in Section 10(a) hereof.

“Creditor Holders” has the meaning set forth in the preamble hereto.

“Director Holders” means Holders who are directors of the Company and are not employees of the Company or a Subsidiary of the Company or any Affiliate thereof.

“Effective Date” means the effective date of the Plan pursuant to the terms thereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar or successor statute.

“Expenses” means all expenses incident to the Company’s performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, stock exchange and FINRA fees (including, without limitation, all fees and expenses of any “qualified independent underwriter” required by the rules of FINRA), all fees and expenses of complying with state securities or blue sky laws (including, without limitation, the reasonable fees, disbursements and other charges of counsel for the underwriters in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, all rating agency fees, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including, without limitation, the expenses incurred in connection with “cold comfort” letters required by or incident to such performance and compliance, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, the reasonable fees, disbursements and other charges of one firm of counsel in each applicable jurisdiction (per registration statement prepared) to the Holders making a request pursuant to Section 2(a), Section 3(a) or Section 4 hereof (selected by the Holders beneficially owning a majority of the shares of Registrable Common Stock covered by such registration), the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other Persons retained by the Company, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, in each case relating to the shares of Registrable Common Stock sold by the Selling Holders, which discounts, commissions and transfer taxes shall be borne by the seller or Selling Holders; provided, that, if the Company shall, in accordance with Section 4 or Section 9 hereof, not register any securities with respect to which it had given written notice of its intention to register to Holders, notwithstanding anything to the contrary in the foregoing, all reasonable out-of-pocket expenses incurred by such requesting Holders in connection with such registration (other than the reasonable fees, disbursements and other charges of counsel other than the one firm of counsel referred to above) shall be deemed to be Expenses.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Holder Indemnitee” has the meaning set forth in Section 10(b) hereof.

“Holders” has the meaning set forth in the preamble hereto.

“Immediate Family Member” shall mean, with respect to any Person, a spouse, parent, child, grandchild or sibling of such Person.

“Initial Shelf” has the meaning set forth in Section 3(a) hereof.

“Initiating Holders” has the meaning set forth in Section 3(a) hereof.

“Initiating Request” has the meaning set forth in Section 3(a) hereof.

“Limited Voting Common Stock” means the class B common stock, par value $0.001 per share, of the Company.

“Loss” and “Losses” have the meanings set forth in Section 10(a) hereof.

“Management Holders” means Holders who are (i) employees or former employees of any of the Company or its Subsidiaries or (ii) Affiliates of employees or former employees of any of the Company or its Subsidiaries.

“Offering Documents” has the meaning set forth in Section 10(a) hereof.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental or regulatory body or subdivision thereof or other entity.

“Piggyback Requesting Holder” has the meaning set forth in Section 4 hereof.

“Plan” means the Plan of Reorganization confirmed by order dated January 19, 2010 of the United States Bankruptcy Court for the Southern District of New York in the chapter 11 case commenced by the Company and certain of its Subsidiaries.

“Public Offering” means a public offering and sale of Voting Common Stock pursuant to an effective registration statement under the Securities Act.

“Questionnaire” has the meaning set forth in Section 2(a) hereof.

“Registrable Common Stock” means any share of Voting Common Stock, including any share of Voting Common Stock issued upon the conversion of Limited Voting Common Stock or exercise of Warrants, beneficially owned by the Holders or their respective Affiliates from time to time, provided, however, that a share of Voting Common Stock will cease to be Registrable Common Stock after it has been sold under a registration statement effected pursuant hereto (or, in the case of a Management Holder, the issuance to the Management Holder of Voting Common Stock that was registered under a registration statement on Form S-8 which includes a resale prospectus on Form S-3) or pursuant to Rule 144 promulgated under the

Securities Act after a Public Offering. For the avoidance of doubt, Limited Voting Common Stock or Warrants shall not be deemed to be Registrable Common Stock.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar or successor statute.

“Selling Holders” means the Holders requesting to be registered pursuant hereto.

“Shelf Filing Date” has the meaning set forth in Section 2(a) hereof.

“Shelf Registration” has the meaning set forth in Section 2(a) hereof.

“Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Shelf Requesting Holders” means (i) after the initial Public Offering of the Company (or a successor entity), one (1) or more Holders (other than Management Holders, who shall have no request rights under Section 2(a)), which, together with their Affiliates, beneficially own at least twenty percent (20%) of the shares of Registrable Common Stock outstanding on the Shelf Request Date (excluding shares held by Management Holders) or (ii) on or after the second anniversary of the Effective Date (but prior to the initial Public Offering of the Company (or a successor entity)), one (1) or more Holders (other than Management Holders, who shall have no request rights under Section 2(a)), which, together with their Affiliates, beneficially own at least a majority of the shares of Registrable Common Stock outstanding on the Shelf Request Date (excluding shares held by Management Holders).

“Shelf Request Date” has the meaning set forth in Section 2(a) hereof.

“Subsidiary” shall mean, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which fifty percent (50%) or more of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors, managers or trustees thereof, or fifty percent (50%) or more of the equity interest therein, is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of such Person or a combination thereof.

“Transfer” means any direct or indirect transfer, sale, offer, assignment, exchange, distribution, mortgage, pledge, hypothecation or other disposition. “Transferor” and “Transferee” have correlative meanings.

“Voting Common Stock” means the class A common stock, par value $0.001 per share, of the Company.

“Warrant Agreement” means the Warrant Agreement, dated as of the date hereof, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.

“Warrantholders” shall mean the holders of the Warrants.

“Warrants” means warrants, issued pursuant to the Plan and governed by the Warrant Agreement, that are exercisable for Voting Common Stock.

2.     Securities Act Shelf Registration on Request.

(a) Shelf Registration. Shelf Requesting Holders may request that the Company file one shelf registration statement (as may be amended or supplemented from time to time, a “Shelf Registration Statement”) under this Section 2(a) pursuant to Rule 415 promulgated under the Securities Act (a “Shelf Registration”) providing for the sale by the Shelf Requesting Holders of any or all of the Registrable Common Stock beneficially owned by such Shelf Requesting Holders (the date of such request, the “Shelf Request Date”) and any or all of the Registrable Common Stock beneficially owned by other Holders who comply with the requirements of this Section 2(a). Shelf Requesting Holders may make such request at any time after the earlier to occur of (i) the completion of an initial Public Offering of the Company (or a successor entity) or (ii) the second anniversary of the Effective Date. The Company shall (i) use its reasonable best efforts to file, at the earliest practicable date, such Shelf Registration Statement under the Securities Act (the “Shelf Filing Date”) and (ii) use its reasonable best efforts to have such Shelf Registration Statement thereafter declared effective by the Commission at the earliest practicable date, but in any event not later than sixty (60) days after the Shelf Filing Date or, if a Shelf Registration Statement is reviewed by the staff of the Commission, not later than ninety (90) days after the Shelf Filing Date; provided, that following the closing date of an initial Public Offering, the Company shall not be required to file a Shelf Registration Statement pursuant to this Section 2 (a) until a period of one hundred eighty (180) days shall have elapsed from such closing date. Subject to Section 9(b), the Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under Rule 415 of the Securities Act until the earliest to occur of (i) the second anniversary of the date such Shelf Registration Statement initially is declared effective by the Commission (plus a number of Business Days equal to the number of Business Days, if any, that the Shelf Registration Statement is not kept effective (including any days for which the use of the prospectus is suspended pursuant to Section 9(b)) after the initial date of its effectiveness and prior to the second anniversary thereof), (ii) the day after the date on which all of the Registrable Common Stock covered by the Shelf Registration Statement has been sold pursuant to the Shelf Registration Statement or (iii) the first date on which there shall cease to be any Registrable Common Stock covered by such Shelf Registration Statement. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or by any other rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the Holders whose Registrable Common Stock is included in such Shelf Registration Statement copies of any such supplement or amendment promptly after its being issued or filed with the Commission.

Notwithstanding any other provision hereof, no Holder’s Registrable Common Stock shall be included in the Shelf Registration Statement unless and until such Holder furnishes to the Company a fully completed notice and questionnaire substantially in the form attached hereto as Exhibit A (the “Questionnaire”) and such other information in writing as the Company may reasonably request in writing for use in connection with the Shelf Registration Statement and any related application to be filed with or under state securities laws. At least thirty (30) days prior to the filing of the Shelf Registration Statement, the Company will provide to the Holders (including Management Holders) notice of its intention to file the Shelf Registration Statement, the form of Questionnaire and such other information the Company may reasonably request to be provided by the Holders. In order to be named as a selling stockholder in the Shelf Registration Statement at the time of effectiveness of the Shelf Registration Statement and to include in the Shelf Registration Statement all Registrable Common Stock requested to be included for sale by the Holder, each Holder must no later than twenty (20) days following receipt of notice sent by the Company as set forth in the previous sentence, furnish to the Company in writing the completed Questionnaire and such other information reasonably requested by the Company and the Company will include information in the completed Questionnaire and such other information, if any, in the Shelf Registration Statement, as necessary and in a manner so that upon effectiveness of the Shelf Registration Statement, the Holder will be permitted to deliver the Shelf Registration Statement to purchasers of the Holder’s Registrable Common Stock. From and after the date that the Shelf Registration Statement becomes effective, upon receipt of a completed Questionnaire and such other information that the Company may reasonably request in writing, if any, the Company shall (i) as promptly as practicable after the date on which the Questionnaire is delivered, and in any event within the later of (x) fifteen (15) Business Days after receipt of such Questionnaire or (y) fifteen (15) Business Days after the expiration of any suspension pursuant to Section 9(b) in effect when the Questionnaire is delivered, file any amendments or supplements to the Shelf Registration Statement necessary for such Holder to be named as a selling stockholder and to include in the Shelf Registration Statement all Registrable Common Stock requested to be included for sale by such Holder or, if not permitted to name such Holder as a selling stockholder by supplement, file any necessary post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file any amendment or supplement to any document so that such Holder is named as a selling stockholder, and use its reasonable best efforts to cause such post-effective amendment to be declared effective as promptly as practicable; provided that the Company shall not be obligated to file more than one (1) post-effective amendment in any ninety (90) day period.

(b) Effective Registration Statement. A Shelf Registration pursuant to Section 2(a) hereof shall not be deemed to have been effected

(i)            unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of Registrable Common Stock covered by such registration statement until such time as all of such Registrable Common Stock have been disposed of in accordance with such registration statement or there shall cease to be any Registrable Common Stock covered by such registration statement (provided that such period need not exceed the applicable period provided for in Section 2 (a)), or

(ii)           if, after it has become effective, such registration statement is subject to any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court preventing the sale of securities under such registration statement for any reason (other than a violation of applicable law solely by any Holder) and has not thereafter become effective.

3.             Securities Act Registration on Request.

(a) Request. At any time and from time to time (i) after the expiration (in accordance with Section 2(a) above) or cessation of effectiveness of the initial Shelf Registration Statement, if any, filed by the Company pursuant to Section 2(a) hereof (the “Initial Shelf”) or (ii) at any time after the earlier to occur of (x) if the Initial Shelf has not been filed, the completion of an initial Public Offering of the Company (or a successor entity) and (y) if the Initial Shelf has not been filed and the Company has not yet completed an initial Public Offering, the second anniversary of the Effective Date and, in each case, prior to the termination of the Company’s obligations hereunder pursuant to and in accordance with the terms of Section 19 hereof, one (1) or more Holders (other than Management Holders, who shall have no request rights under this Section 3(a)) (the “Initiating Holders”) may make a written request (the “Initiating Request”) to the Company for the registration with the Commission under the Securities Act (on Form S-3, or, if Form S-3 is not then available to the Company, Form S-1 or any other applicable form) of all or part of such Initiating Holders’ Registrable Common Stock; provided, however, that (a) in the case of clause (i) above, such request shall be made by one (1) or more Holders (other than Management Holders), together with their Affiliates, beneficially owning at least fifteen percent (15%) of the then outstanding shares of Registrable Common Stock (excluding shares held by Management Holders), (b) in the case of clause (ii)(x) above, such request shall be made by one (1) or more Holders (other than Management Holders), together with their Affiliates, beneficially owning at least twenty percent (20%) of the then outstanding shares of Registrable Common Stock (excluding shares held by Management Holders) and (c) in the case of clause (ii)(y) above, such request shall be made by one (1) or more Holders (other than Management Holders), together with the Affiliates, beneficially owning at least a majority of the then outstanding shares of Registrable Common Stock (excluding shares held by Management Holders) (provided that subsequent Initiating Requests pursuant to this Section 3(a) shall be made by one (1) or more Holders (other than Management Holders), together with their Affiliates, beneficially owning at least fifteen percent (15%) of the then outstanding shares of Registrable Common Stock (excluding shares held by Management Holders)), which request, in each case in this Section 3(a), shall specify the number of shares of Registrable Common Stock to be disposed of by such Holders and the proposed plan of distribution therefor. Upon the receipt of any Initiating Request for registration pursuant to this Section 3(a), the Company promptly shall notify in writing all other Holders (including Management Holders) of the receipt of such request and will use its reasonable best efforts to effect, at the earliest practicable date, such registration under the Securities Act, including a Shelf Registration, if applicable, of

(i)            the Registrable Common Stock which the Company has been so requested to register by such Initiating Holder or Holders, and

(ii)           all other Registrable Common Stock which the Company has been requested to register by any other Holders by written request given to the Company within twenty (20) days after the giving of written notice by the Company to such other Holders of the Initiating Request (or ten (10) days if the Company states in such written notice or gives telephonic notice to the relevant Holders, with written confirmation to follow promptly thereafter, stating that (1) such registration will be on Form S-3(or, if

Form S-3 is not then available to the Company, Form S-1 or any other applicable form) and (2) such shorter period of time is required because of a planned filing date),

all to the extent necessary to permit the disposition (in accordance with Section 3(c) hereof) of the Registrable Common Stock to be so registered; provided, that,

(A)          the Company shall not be required to effect more than a total of an aggregate of six (6) registrations pursuant to Section 2(a) or this Section 3(a) for all Holders (other than the Initial Shelf and other than the initial registration statement filed in accordance with Section 3(a)(ii)),

(B)           if the intended method of distribution is an underwritten Public Offering, the Company shall not be required to effect such registration pursuant to this Section 3(a) unless such underwriting shall be conducted on a “firm commitment” basis,

(C)           if the Company shall have previously effected a registration pursuant to Section 2 or this Section 3(a), the Company shall not be required to effect any registration pursuant to this Section 3(a) until a period of one hundred eighty (180) days shall have elapsed from the date on which the previous such registration ceased to be effective,

(D)          any Holder whose Registrable Common Stock was to be included in any such registration pursuant to this Section 3(a), by written notice to the Company, may withdraw such request, and the Company shall not effect such registration in the event that the Holders (excluding Management Holders) that have not elected to withdraw beneficially own, in the aggregate, less than the percentage of the shares of Registrable Common Stock required to initiate a request under this Section 3(a) (provided, that if such registration is not effected for such reason, it shall still count as one of the six registrations under clause (A) above unless the withdrawing Holders reimburse the Company for all Expenses incurred),

(E)           the Company shall not be required to effect any registration to be effected pursuant to this Section 3(a) unless (1) the expected sale price of the shares of Registrable Common Stock to be included thereunder is at least $15,000,000 (or, if such registration is for the initial Public Offering, then $50,000,000) and (2) at least fifteen percent (15%) of the shares of Registrable Common Stock outstanding at the time of such request are to be included in such registration, and

(F)           a Shelf Registration effected under this Section 3(a) shall comply with the procedures set forth in the second paragraph of Section 2(a).

(b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to Section 3(a) hereof, no securities other than (i) Registrable Common Stock and (ii) subject to Section 3(f), Voting Common Stock to be sold by the Company for its own account, shall be included among the securities covered by such registration unless the

Selling Holders (excluding Management Holders) beneficially owning not less than a majority of the shares of Registrable Common Stock to be covered by such registration (excluding shares of Registrable Common Stock held by Management Holders) shall have consented in writing to the inclusion of such other securities.

(c) Registration Statement Form. Except as provided in Section 3(a), registrations under Section 3(a) hereof shall be on such appropriate registration statement form prescribed by the Commission under the Securities Act as shall be selected by the Company and as shall permit the disposition of the Registrable Common Stock pursuant to an underwritten offering unless the Selling Holders (excluding Management Holders) beneficially owning at least a majority of the shares of Registrable Common Stock requested to be included in such registration statement (excluding shares of Registrable Common Stock held by Management Holders) determine otherwise, in which case pursuant to the method of distribution determined by such Selling Holders. The Company agrees to include in any such registration statement filed pursuant to Section 3(a) hereof all information with respect to the Selling Holders or the distributions of securities thereunder which the Selling Holders (excluding Management Holders) beneficially owning at least a majority of shares of the Registrable Common Stock covered by such registration statement (excluding shares of Registrable Common Stock held by Management Holders) effected pursuant hereto, upon advice of counsel, shall reasonably request.

(d) Effective Registration Statement. A registration requested pursuant to Section 3(a) hereof shall not be deemed to have been effected

(i)            unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of Registrable Common Stock covered by such registration statement until such time as all of such Registrable Common Stock have been disposed of in accordance with such registration statement or there shall cease to be any Registrable Common Stock covered by such registration statement, provided, that, except with respect to any Shelf Registration, such period need not exceed ninety (90) days (plus a number of Business Days equal to the number of Business Days, if any, that the registration statement is not kept effective (including any days for which the use of the prospectus is suspended pursuant to Section 9(b)) after the initial date of its effectiveness and prior to the expiration of such ninety (90) day period), and, provided, further, that with respect to any Shelf Registration, such period need not extend beyond the period provided for in Section 3(g) hereof,

(ii)           if, after it has become effective, such registration is subject to any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law solely by any Selling Holder (excluding Management Holders) and has not thereafter become effective, or

(iii)          if, in the case of an underwritten offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied or waived other than by reason of any breach or failure by any Selling Holder (excluding Management Holders).

The Holders to be included in a registration statement pursuant to Section 3(a) (excluding Management Holders) may at any time withdraw such request for registration in accordance with Section 3(a)(ii)(D); provided that any Initiating Holder who withdraws such request shall not be permitted to be an Initiating Holder during the twelve-month period following such withdrawal.

(e) Selection of Underwriters. The underwriter or underwriters of each underwritten offering, if any, of the Registrable Common Stock to be registered pursuant to Section 2(a) or Section 3(a) hereof shall be mutually selected by the Selling Holders (excluding Management Holders) beneficially owning at least a majority of the shares of Registrable Common Stock to be registered (excluding shares held by Management Holders) and the Company. In the case of any offering or registration initiated by the Company for its own account or any other offering not effected pursuant to Section 2(a) or Section 3(a) hereof, including any offering pursuant to which the Holders shall have piggyback rights pursuant to Section 4 hereof, the Company shall select a nationally recognized underwriter (or underwriters) for such offering in its sole discretion; provided that, the Company shall not identify any Holder or subsequent purchaser of Registrable Common Stock as an underwriter in any public disclosure with the Commission or any trading market without the prior written consent of such Holder or subsequent purchaser. If the Company is required by law to identify any such party as an underwriter in any public disclosure or filing with the Commission or any trading market, it must notify such party in advance and such party shall have the option, in its sole discretion, to consent to such identification as an underwriter within five (5) Business Days or such party shall be deemed to have consented to have its Registrable Common Stock removed from the applicable registration statement.

(f) Priority in Requested Registration. If a registration requested pursuant to Section 2(a) or Section 3(a) hereof involves an underwritten Public Offering, and the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to each Selling Holder requesting that Registrable Common Stock be included in such registration statement) that, in its opinion, the number of shares of Registrable Common Stock requested to be included in such registration exceeds the number of such securities that can be sold in such offering within a price range stated to such managing underwriter by Selling Holders (excluding Management Holders) beneficially owning at least a majority of the shares of Registrable Common Stock requested to be included in such registration (excluding shares held by Management Holders) to be acceptable to such Selling Holders (such writing to state the basis of such opinion and the approximate number of securities which the managing underwriter believes may be included in such offering without such effect), then the Company shall include in such registration, to the extent of the number of shares which the Company is so advised the managing underwriter believes can be sold in such offering, (i) first, all Registrable Common Stock requested to be registered pursuant to Section 2(a) or Section 3(a), pro rata among the Selling Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Selling Holders, (ii) second, if additional shares may be sold based on the opinion of the managing underwriter, then securities that the Company proposed to issue and sell for its own account and (iii) third, other securities, if any; provided, however, that if such registration is in connection with the initial Public Offering, the allocation shall be as follows: (i) first, all Registrable Common Stock (excluding shares held by Management Holders) requested to be registered pursuant to Section 2(a) or Section 3(a), pro rata among the Selling Holders (excluding Management Holders) on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Selling Holders, (ii) second, if additional shares may be sold based on the opinion of the managing underwriter, shares of Registrable Common Stock beneficially owned by Management Holders, pro rata among the Management Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Management Holders, (iii) third, securities that the Company proposed to issue and sell for its own account and (iv) fourth, other securities, if any.

(g) Shelf Registrations. If one or more demands made pursuant to Section 3(a) hereof are for a Shelf Registration, the period for which the Shelf Registration Statement in connection with the first Shelf Registration requested pursuant to Section 3(a) must remain effective need not extend beyond one (1) year from the date on which such Shelf Registration Statement initially was declared effective by the Commission and the period for which any subsequent Shelf Registration Statement in connection with the subsequent Shelf Registration requested pursuant to Section 3(a) must remain effective need not extend beyond nine (9) months from the date on which such Shelf Registration Statement initially was declared effective by the Commission (plus, in each case, a number of Business Days equal to the number of Business Days, if any, that the Shelf Registration Statement is not kept effective (including any days for which the use of the prospectus is suspended pursuant to Section 9(b)) after the initial date of its effectiveness and prior to such first-year or nine-month, as the case may be, anniversary thereof).

4. Piggyback Registration. If the Company, at any time after the initial Public Offering and when a Shelf Registration Statement covering all outstanding shares of Registrable Common Stock is not effective, proposes to register Voting Common Stock under the Securities Act by registration on any forms (other than Form S-4 or S-8 or any successor or similar form(s)), whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, it shall give prompt written notice to all of the Holders (including Management Holders) of its intention to do so and of such Holders’ rights under this Section 4, which notice, in any event, shall be given at least thirty (30) days prior to such proposed registration. Upon the written request of any Holder receiving notice of such proposed registration (a “Piggyback Requesting Holder”) made within twenty (20) days after the receipt of any such notice (or ten (10) days if the Company states in such written notice or gives telephonic notice to the relevant Holders, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 (or, if Form S-3 is not then available to the Company, Form S-1 or any other applicable form) and (ii) such shorter period of time is required because of a planned filing date), which request shall specify the Registrable Common Stock intended to be disposed of by such Piggyback Requesting Holder and the minimum offering price per share at which the Holder is willing to sell its Registrable Common Stock, the Company shall, subject to Section 7(b) hereof, effect the registration under the Securities Act of all Registrable Common Stock which the Company has been so requested to register by the Piggyback Requesting Holders thereof; provided that,

(A)          prior to the effective date of the registration statement filed in connection with such registration or, in the case of a Shelf Registration Statement, prior to the delivery of a preliminary prospectus related to such offering, and, in any event, promptly following receipt of notification by the Company from the managing underwriter (if an underwritten offering) of a range of prices at which such securities are likely to be sold, the Company shall so advise each Piggyback Requesting Holder of such price, and if such price is below the minimum price which shall be acceptable to such Piggyback Requesting Holder, such Piggyback Requesting Holder shall then have the right irrevocably to withdraw its request to have its Registrable Common Stock included in such registration statement, by delivery of written notice of such withdrawal to the Company within five (5) Business Days of its being advised of such price, without prejudice to the rights of any such Holder or Holders to include Registrable Common Stock in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under Section 3(a) hereof, as the case may be;

(B)           if at any time after giving written notice of its intention to register the offer for sale of any securities and prior to the effective date of the registration statement filed in connection with such registration or, in the case of a Shelf Registration Statement, prior to the consummation of such offering, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Piggyback Requesting Holder and (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Common Stock in connection with such registration (but not from any obligation of the Company to pay the Expenses in connection therewith), without prejudice, however, to the rights of any Holder to include Registrable Common Stock in any future registration (or registrations) pursuant to this Section 4 or, if applicable, to cause such registration to be effected as a registration under Section 3(a) hereof, as the case may be, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Common Stock, for the same period as the delay in registering such other securities; and

(C)           if such registration was initiated by the Company for its own account and involves an underwritten offering, each Piggyback Requesting Holder shall sell its Registrable Common Stock on the same terms and conditions as those that apply to the Company, and the underwriters of each such underwritten offering shall be a nationally recognized underwriter (or underwriters) selected by the Company in its sole discretion.

No registration effected under this Section 4 shall relieve the Company of its obligation to effect any registration upon request under Section 3(a) hereof and no registration effected pursuant to this Section 4 shall be deemed to have been effected pursuant to Section 3(a) hereof.

5. Expenses. Except as provided in the last paragraph of Section 6, the Company shall pay all Expenses in connection with any registration initiated pursuant to Sections 2(a), 3(a) or 4 hereof, whether or not such registration shall become effective and whether or not all or any portion of the Registrable Common Stock originally requested to be included in such registration are ultimately included in such registration.

6. Registration Procedures. If and whenever the Company is required to effect any registration under the Securities Act as provided in Sections 2(a), 3(a) and 4 hereof, the Company shall, as expeditiously as possible:

(a)           prepare and file with the Commission (promptly and, in the case of any registration pursuant to Section 3(a), in any event on or before the date that is (i) ninety (90) days after the date of any Initiating Request or (ii) if, as of such ninetieth (90th) day, the Company does not have the audited financial statements required to be included in the registration statement, thirty (30) days after the receipt by the Company from its independent public accountants of such audited financial statements, which the Company shall use its reasonable best efforts to obtain as promptly as practicable) the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that the Company may discontinue any registration of its securities that are not shares of Registrable Common Stock (and, pursuant to, and under the circumstances specified in, Sections 4 and 9(b) hereof, its securities that are shares of Registrable Common Stock) at any time prior to the effective date of the registration statement relating thereto;

(b)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Common Stock covered by such registration statement until such time as all of such Registrable Common Stock has been disposed of in accordance with the method of disposition set forth in such registration statement; provided, that, except with respect to any Shelf Registration, such period need not extend beyond ninety (90) days after the effective date of the registration statement (plus a number of Business Days equal to the number of Business Days, if any, that the registration statement is not kept effective (including any days for which the use of the prospectus is suspended pursuant to Section 9(b)) after the initial date of its effectiveness and prior to the expiration of such 90-day period); and provided, further, that with respect to the Initial Shelf, such period need not extend beyond the applicable period provided for in Section 2(a) hereof and, with respect to any Shelf Registration other than the Initial Shelf, such period need not exceed the applicable period provided for in Section 3(g) hereof;

(c)           furnish to each seller of Registrable Common Stock covered by such registration statement and their representatives designated pursuant to Section 8(a), if any, and each underwriter, if any, such number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including without limitation notification of whether such registration statement or amendment or supplement thereto will be reviewed by the Commission or any other regulatory authority, as the sellers of a majority of the Registrable Common Stock covered by such registration statement or any underwriter may reasonably request in writing; provided, that all drafts of such registration statement or amendment or supplement thereto shall be furnished to each seller of Registrable Common Stock covered by such registration statement and their representatives designated pursuant to Section 8(a) whether or not so requested;

(d)           use its reasonable best efforts (i) to register or qualify all Registrable Common Stock and other securities, if any, covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the Selling Holders covered by such registration statement shall reasonably request in writing, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action that may be necessary or reasonably advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(e)           use its reasonable best efforts to cause all Registrable Common Stock covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary upon the advice of counsel to the Company or counsel to the seller of Registrable Common Stock or Selling Holders to enable the seller or sellers thereof to consummate the disposition of such Registrable Common Stock;

(f)            use its reasonable best efforts to obtain and, if obtained, furnish to each seller of Registrable Common Stock, and each such seller’s underwriters, if any, a signed

(i)            opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such an offering) in form and substance to such seller, and

(ii)           “cold comfort” letter, dated the effective date of such registration statement (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters) and signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent public accountant customarily given in such an offering) in form and substance to such seller, in each case, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ comfort letters delivered to underwriters in such types of offerings of securities;

(g)           notify each seller of Registrable Common Stock and other securities covered by such registration statement, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and for which the Company chooses to suspend the use of the registration statement and prospectus pursuant to Section 9(b), and, in accordance with Section 9(b), at the written request of any such seller of Registrable Common Stock, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(h)           use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement relating to the Registrable Common Stock at the earliest possible moment;

(i)            otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each seller of Registrable Common Stock and to the managing underwriter, if any, at least ten (10) days prior to the filing thereof (or such shorter time period reasonably necessary in light of applicable legal requirements) a copy of any amendment or supplement to such registration statement or prospectus;

(j)            use its reasonable best efforts to cause all Registrable Common Stock covered by a registration statement (i) to be listed on a national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Common Stock is then permitted under the rules of such exchange, or (ii) if the Company is not required pursuant to clause (i) above to list Registrable Common Stock on a specific national securities exchange, use its reasonable best efforts to list the Registrable Common Stock on a national securities exchange and, without limiting the generality of the foregoing, use its reasonable best efforts to arrange for at least two (2) market makers to register with FINRA as such with respect to such Registrable Common Stock;

(k)           provide a transfer agent and registrar for the Registrable Common Stock covered by a registration statement no later than the effective date thereof;

(l)            enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Holders beneficially owning a majority of the shares of Registrable Common Stock covered by such registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Common Stock, including customary indemnification;

(m)          if requested by the managing underwriter(s) or the Holders beneficially owning a majority of the shares of Registrable Common Stock being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information provided to the Company in writing as the managing underwriter(s) and the Holders of a majority of the Registrable Common Stock being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Common Stock, including without limitation, information with respect to the number of shares of Registrable Common Stock being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Common Stock to be sold in such offering, and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and

(n)           cooperate with the Selling Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Common Stock to be sold and not bearing any restrictive legends, and enable such Registrable Common Stock to be in such share amounts and registered in such names as the managing underwriter(s) or, if none, the Selling Holders beneficially owning a majority of the shares of Registrable Common Stock being offered for sale, may request at least three (3) Business Days prior to any sale of Registrable Common Stock to the underwriters.

As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Common Stock of a Holder, such Holder must furnish to the Company in writing such information regarding itself, the Registrable Common Stock held by it and the intended methods of disposition of the Registrable Common Stock held by it as is necessary to effect the registration of such Holders’ Registrable Common Stock and is requested in writing by the Company. Except as otherwise required by Section 2(a), at least thirty (30) days prior to the first anticipated filing date of a registration statement for any registration under this Agreement, the Company will notify in writing each Holder of the information referred to in the preceding sentence which the Company is requesting from that Holder whether or not such Holder has elected to have any of its Registrable Common Stock included in the registration statement. If, within ten (10) days prior to the anticipated filing date, the Company has not received the requested information from a Holder, then the Company may file the registration statement without including Registrable Common Stock of that Holder, if, in the opinion of the Company’s counsel, such information is required to be included in such registration statement.

Each Holder agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Common Stock it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Common Stock. Each Holder further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) of this Section 6 and a suspension of the use of the registration statement and prospectus pursuant to Section 9(b), such Holder shall forthwith discontinue such Holder’s disposition of Registrable Common Stock pursuant to the registration statement and prospectus relating to such Registrable Common Stock until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g) of this Section 6 and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Common Stock at the time of receipt of such notice. If any event of the kind described in subsection (g) of this Section 6 occurs and such event is the fault solely of a Holder (or Holders), such Holder (or Holders) shall pay all Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by subsection (g) of this Section 6.

7. Underwritten Offerings.

(a) Requested Underwritten Offerings. If requested by the underwriters in connection with a request for a registration (that is not a Shelf Registration) under Section 3 hereof or any underwritten “takedown” of securities under a Shelf Registration Statement filed pursuant to Section 2(a) or Section 3, the Company shall enter into a firm commitment underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, a majority of the Selling Holders whose Registrable Common Stock is to be included in such registration and the underwriters and to contain such representations and warranties by the Company and the Selling Holders and such other terms as are customary in agreements of that type, including, without limitation, indemnification and contribution to the effect and to the extent provided in Section 10 hereof.

(b) Piggyback Underwritten Offerings: Priority.

(i) If the Company proposes to register any of its securities under the Securities Act for its own account as contemplated by Section 4 hereof and such securities are to be distributed by or through one or more underwriters, and if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Piggyback Requesting Holders) that if all the Registrable Common Stock requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which the managing underwriter believes could be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number and type of securities which the managing underwriter believes may be included in such offering without such effect), then the Company shall include in such registration pursuant to Section 4, to the extent of the number of securities which the Company is so advised the managing underwriter believes can be sold in such offering, (i) first, securities that the Company proposes to issue and sell for its own account, (ii) second, Registrable Common Stock requested to be registered by Piggyback Requesting Holders pursuant to Section 4 hereof, pro rata among the Piggyback Requesting Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Holders and (iii) third, other securities, if any; provided, however, that if such registration is in connection with the initial Public Offering, the allocation shall be as follows: (i) first, securities that the Company proposes to issue and sell for its own account, (ii) second, Registrable Common Stock (excluding shares held by Management Holders) requested to be registered by Piggyback Requesting Holders (excluding Management Holders) pursuant to Section 4 hereof, pro rata among the Piggyback Requesting Holders (excluding Management Holders) on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Holders (excluding Management Holders), (iii) third, shares of Registrable Common Stock beneficially owned by Management Holders requested to be registered by such Management Holders, pro rata among the Management Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Management Holders, and (iv) fourth, other securities, if any.

(ii) In the case of any other registration contemplated by Section 4 involving an underwritten Public Offering, if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Piggyback Requesting Holders) that if all Registrable Common Stock requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which the managing underwriter believes could be sold in such offering within a price range stated to such managing underwriter by Selling Holders beneficially owning at least a majority of the shares of Registrable Common Stock requested to be included in such registration to be acceptable to such Selling Holders (such writing to state the basis of such opinion and the approximate number and type of securities which the managing underwriter believes may be included in such offering without such effect), then the Company shall include in such registration pursuant to Section 4, to the extent of the number of securities which the Company is so advised the managing underwriter believes can be sold in such offering, (i) first, Registrable Common Stock requested to be registered by Piggyback Requesting Holders pursuant to Section 4 hereof, pro rata among the Piggyback Requesting Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Holders, (ii) second, securities that the Company proposed to issue and sell for its own account and (iii) third, other securities, if any; provided, however, that if such registration is in connection with the initial Public Offering, the allocation shall be as follows: (i) first, Registrable Common Stock (excluding shares held by Management Holders) requested to be registered by Piggyback Requesting Holders (excluding Management Holders) pursuant to Section 4 hereof, pro rata among the Piggyback Requesting Holders (excluding Management Holders) on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Holders (excluding Management Holders), (ii) second, shares of Registrable Common Stock beneficially owned by Management Holders requested to be registered by such Management Holders, pro rata among the Management Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Management Holders, (iii) third, securities that the Company proposed to issue and sell for its own account and (iv) fourth, other securities, if any.

Any Selling Holder may withdraw its request to have all or any portion of its Registrable Common Stock included in any such offering by notice to the Company within ten (10) Business Days after receipt of a copy of a notice from the managing underwriter pursuant to this Section 7(b).

(c) Holders of Registrable Common Stock to be Parties to Underwriting Agreement. The Holders of Registrable Common Stock to be distributed by underwriters in an underwritten offering contemplated by subsections (a) or (b) of this Section 7 shall be parties to the underwriting agreement between the Company and such underwriters and any such Holder, at its option, may reasonably require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders (except to the extent any such provision contradicts the terms of this Agreement) and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. No such Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s Registrable Common Stock and such Holder’s intended method of distribution.

(d) Holdback Agreements. Each Holder agrees, unless otherwise agreed to by the managing underwriter for any underwritten offering pursuant to this Agreement, not to effect any sale or distribution of any equity securities of the Company or securities convertible into or exchangeable or exercisable for equity securities of the Company, including any sale under Rule 144 under the Securities Act, (i) during the ten (10) days prior to the initial Public Offering and for one hundred eighty (180) days after the initial Public Offering or such shorter period of time acceptable to the managing underwriter of the initial Public Offering, if any, except as part of the initial Public Offering or to the extent that such Holder is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment advisor or (ii) following the initial Public Offering, during the ten (10) days prior to the date on which an underwritten registration of Registrable Common Stocks pursuant to Section 2(a), 3 or 4 hereof has become effective and until the earlier of (a) the date on which all shares of Registrable Common Stock to be sold pursuant to such underwritten registration has been sold by the underwriters and (b) ninety (90) days after the effective date of such underwritten registration or such shorter period of time acceptable to the managing underwriter of such underwritten offering, if any, except as part of such underwritten registration or to the extent that such Holder is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser. Without limiting the scope of the term “fiduciary,” a Holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or if such securities are held in a separate account under applicable insurance law or regulation.

The Company agrees (i) not to effect any sale or distribution of any equity securities of the Company, or securities convertible into or exchangeable or exercisable for equity securities of the Company (except pursuant to registrations on Form S-4 or Form S-8 or any successor thereto), (a) during the ten (10) days prior to the initial Public Offering and for one hundred eighty (180) days after the initial Public Offering or such shorter period of time acceptable to the managing underwriter of the initial Public Offering, if any, except as part of the initial Public Offering or (b) following the initial Public Offering, during the ten (10) days prior to the date on which an underwritten registration of Registrable Common Stock pursuant to Section 2(a), 3 or 4 hereof has become effective and until the earlier of (1) the date on which all shares of Registrable Common Stock to be sold pursuant to such underwritten registration has been sold by the underwriters and (2) ninety (90) days after the effective date of such underwritten registration or such shorter period of time approved in writing by the managing underwriter of such underwritten offering, if any, except as part of such underwritten registration, and (ii) to cause each holder of any equity securities, or securities convertible into or exchangeable or exercisable for equity securities, in each case, acquired from the Company at any time on or after the date of this Agreement (other than in a Public Offering or sale under Rule 144 promulgated under the Securities Act), to agree not to effect any sale or distribution of such securities during the applicable period (or such shorter period of time approved in writing by the managing underwriter of such underwritten offering, if any).

8. Preparation: Reasonable Investigation.

(a) Registration Statements. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall (i) give representatives (designated to the Company in writing) of each Holder or group of Holders beneficially owning at least fifteen percent (15%) of the shares of Registrable Common Stock registered under such registration statement, the underwriters, if any, and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of all underwriters and one firm of counsel, one firm of accountants and one firm of other agents retained by Holders (excluding Management Holders) beneficially owning a majority of the shares of Registrable Common Stock covered by such registration statement (excluding shares held by Management Holders) on behalf of all Holders of Registrable Common Stock registered under such registration statement, the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) upon reasonable advance notice to the Company, give each of them such reasonable access to all financial and other records, corporate documents and properties of the Company and its Subsidiaries, as shall be necessary, in the reasonable opinion of such Holders’ and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act, and (iii) upon reasonable advance notice to the Company, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Holders’ and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act.

(b) Confidentiality. Each Holder shall maintain the confidentiality of any confidential information received from or otherwise made available by the Company to such Holder in its capacity as such. Information that (i) is or becomes available to a Holder from a public source other than as a result of a disclosure by such Holder or any of its Affiliates, (ii) is disclosed to a Holder by a third-party source who the Holder reasonably believes is not bound by an obligation of confidentiality to the Company or (iii) is or becomes required to be disclosed by a Holder by law, including by court order, shall not be deemed to be confidential information for purposes of this Agreement. The Holders shall not grant access, and the Company shall not be required to grant access, to information under this Section 8 to any Person who will not agree to maintain the confidentiality (to the same extent a Holder is required to maintain confidentiality) of any confidential information received from or otherwise made available to it by the Company or the Holders under this Agreement.

9. Postponements.

(a) Without limiting any other rights of the Holders under this Agreement, if the Company shall fail to file any registration statement to be filed pursuant to a request for registration under Section 2(a) or under Section 3(a) hereof, (i) any Holder whose Registrable Common Stock was to be included in such registration shall have the right to withdraw such request and (ii) the Holders requesting registration shall have the right to withdraw such request to file a registration statement if and only if the Holders (excluding Management Holders) that have not elected to withdraw beneficially own, in the aggregate, less than the percentage of shares of Registrable Common Stock required to initiate a request under Section 2(a) or under Section 3(a), as the case may be. Any withdrawal shall be made by giving written notice to the Company within twenty (20) days after the Shelf Filing Date, or, in the case of a request pursuant to Section 3(a) hereof, the date on which a registration statement would otherwise have been required to have been filed with the Commission under clause (i) of Section 6(a) hereof (i.e., twenty (20) days after the date that is ninety (90) days after the date of the relevant Initiating Request, or, if, as of such ninetieth day, the Company does not have the audited financial statements required to be included in the registration statement, thirty (30) days after the receipt by the Company from its independent public accountants of such audited financial statements). In the event of a withdrawal described in clause (ii) of this Section 9(a), the request for registration shall not be counted for purposes of determining the number of registrations to which Holders are entitled pursuant to Section 2(a) or 3(a) hereof, as the case may be. The Company shall pay all Expenses incurred in connection with any withdrawal described in clauses (i) and (ii) of this Section 9(a).

(b) The Company shall not be obligated to file any registration statement, or file any amendment or supplement to any registration statement, and may suspend the registration process and/or any Selling Holder’s ability to use a prospectus, at any time (but not to exceed one time in any twelve- (12) month period) when the Company, in the good faith judgment of its Board of Directors, reasonably believes that (i) the continuation of the registration process thereof at the time requested would adversely affect a pending or proposed material financing or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto or (ii) the registration statement and any prospectus would, in the Company’s judgment, contain a material misstatement of fact or omission as a result of an event that has occurred or is continuing. The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and the Selling Holders’ rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the preceding sentence, (x) in the case of clause (i) above, for more than ten days after the abandonment or consummation of any of the proposals or transactions set forth in such clause (i), (y) in the case of clause (ii) above, following such time as the Company no longer believes, in its judgment, that the registration statement and any prospectus would contain a material misstatement of fact or omission as a result of an event that has occurred or is continuing; provided that the Company will use its reasonable best efforts to update the disclosure in such registration statement and prospectus (whether by amendment or by incorporation by reference) as soon as practicable such that the registration statement and prospectus will not contain a material misstatement of fact or omission, or (z) in any event, in the case of either clause (i) or clause (ii) above, for more than one hundred twenty (120) days after the date of the Board of Directors’ determination; provided that the Company may not suspend any Selling Holder’s ability to use a prospectus pursuant to this Section 9(b) (including but not limited to as set forth in Section 6(g)) for more than an aggregate of one hundred twenty (120) days in any three hundred sixty five- (365) day period. The Company shall give notice to the Selling Holders that the registration process has been suspended and upon notice duly given pursuant to Section 20(f) hereof, each Selling Holder agrees not to sell any Registrable Common Stock pursuant to any registration statement until such Selling Holder’s receipt of copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company shall not specify the nature of the event giving rise to a suspension in any notice to the Selling Holders of the existence of such a suspension. If the Company suspends the Selling Holders’ rights to make sales pursuant hereto, the applicable registration period shall be extended by the number of days of such suspension.

10. Indemnification.

(a) Indemnification by the Company. In connection with any registration statement filed by the Company pursuant to Section 2(a), 3(a) or 4 hereof, to the fullest extent permitted by law the Company shall, and hereby agrees to, indemnify and hold harmless, each Holder and seller of any Registrable Common Stock covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls (within the meaning of the Exchange Act) such Holder or seller or any such underwriter, and their respective stockholders, directors, officers, employees, partners, agents and Affiliates (each, a “Company Indemnitee” for purposes of this Section 10(a)), against any losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof and whether or not such indemnified party is a party thereto), joint or several, and expenses, including, without limitation, the reasonable fees, disbursements and other charges of legal counsel and reasonable costs of investigation, to which such Company Indemnitee may become subject under the Securities Act or otherwise (collectively, a “Loss” or “Losses”), insofar as such Losses arise out of, are based upon or relate to (i) any breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or otherwise offered or sold under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus related thereto, or any amendment or supplement thereto (or in any document incorporated by reference in any of the foregoing) (collectively, “Offering Documents”), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading or any violation by the Company of any federal or state law, rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration; provided that, the Company shall not be liable to any Company Indemnitee in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in conformity with information furnished to the Company in a writing duly executed by such Company Indemnitee specifically stating that it is expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Company Indemnitee.

(b) Indemnification by the Offerors and Sellers. In connection with any registration statement filed by the Company pursuant to Section 2(a), 3(a) or 4 hereof in which a Holder has registered for sale Registrable Common Stock, each such Holder or seller of Registrable Common Stock shall, and hereby agrees to, on a several and not joint basis, indemnify and hold harmless to the fullest extent permitted by law the Company and each of its directors, officers, employees, agents, partners, stockholders, Affiliates and each other Person, if any, who controls (within the meaning of the Exchange Act) the Company and each other seller and such seller’s employees, directors, officers, stockholders, partners, agents and Affiliates (each, a “Holder Indemnitee” for purposes of this Section 10(b)), against all Losses insofar as such Losses arise out of, are based upon or relate to any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in a writing duly executed by such Holder or seller of Registrable Common Stock expressly for use therein; provided, however, that the liability of such indemnifying party under this Section 10(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the sale of Registrable Common Stock giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Holder Indemnitee and shall survive the transfer of such securities by such indemnifying party.

(c) Notices of Losses, etc. Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a Loss referred to in the preceding subsections of this Section 10, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 10, except to the extent that the indemnifying party is materially and actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, which shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or which requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

(d) Contribution. If the indemnification provided for in this Section 10 shall for any reason be unavailable to an indemnified party under subsection (a) or (b) of this Section 10 in respect of any Loss, then, in lieu of the amount paid or payable under subsection (a) or (b) of this Section 10, the indemnified party and the indemnifying party under subsection (a) or (b) of this Section 10 shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective Selling Holders covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Common Stock; provided that, for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount received by such sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the Selling Holders to contribute as provided in this subsection (d) are several in proportion to the relative value of their respective Registrable Common Stock covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss effected without such Person’s consent, which shall not be unreasonably withheld.

(e) Indemnification Payments. The indemnification and contribution required by this Section 10 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when any Loss is incurred and is due and payable.

11. Registration Rights to Others.

If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act or the Exchange Act, such rights shall not be in conflict with or adversely affect any of the rights provided to the Holders in, or conflict (in a manner that adversely affects Holders) with any other provisions included in, this Agreement.

12. Adjustments Affecting Registrable Common Stock.

Without the written consent of Holders (excluding Management Holders) of a majority of the outstanding shares of Registrable Common Stock (excluding shares held by Management Holders), the Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Common Stock that would materially adversely affect the ability of the Holders to include such Registrable Common Stock in any registration of its securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Common Stock under any such registration or other offering.

13. Exchange Act Reports.

So long as any Holder beneficially owns Registrable Common Stock, the Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date of the first registration statement filed pursuant to this Agreement pursuant to Section 13(a) or Section 15(d) of the Exchange Act. After the initial Public Offering, so long as any Holder beneficially owns Registrable Common Stock, if the Company is not required to file reports pursuant to Section 13(a) or Section 15(d) of the Exchange Act, it will prepare and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance similar to those that would otherwise be required to be included in reports required by Section 13(a) or Section 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.

14. Rule 144 and Rule 144 A.

If the Company has a class of equity securities registered under the Exchange Act, the Company shall take all actions reasonably necessary to enable Holders to sell Registrable Common Stock without registration under the Securities Act to the maximum extent permitted by the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144 A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

15. Amendments and Waivers.

Any provision of this Agreement may be amended, modified or waived if, but only if, the written consent to such amendment, modification or waiver has been obtained from the Company and (i) except as provided in clause (ii) below, from the Holder or Holders (excluding Management Holders) of at least two-thirds of the shares of Registrable Common Stock (excluding shares held by Management Holders) affected by such amendment, modification or waiver, (ii) in the case of any amendment, modification or waiver of any provision of Section 5, 9 or 10 hereof which is adverse to the Holders or this Section 15 or reducing the number of requests for registration to which Holders are entitled under Section 3 or 4 hereof, from each Holder adversely affected, and (iii) in the case of any other amendment, modification or waiver of any provision of this Agreement which adversely affects any right and/or obligation under this Agreement of any Holder, from each Holder so affected. Notwithstanding the foregoing, the Company may from time to time add additional Holders as parties to this Agreement. In order to become a party to this Agreement, such additional party must execute a joinder agreement, in form and substance satisfactory to the Company, evidencing such party’s agreement to be bound hereby as a Holder, and upon the Company’s receipt of any such additional Holder’s executed joinder agreement, such additional Holder shall be deemed to be a party hereto and bound hereby.

16. Nominees for Beneficial Owners.

In the event that any Registrable Common Stock is held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Holder of such Registrable Common Stock for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of the number or percentage of shares of Registrable Common Stock held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Common Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Common Stock.

17. Assignment.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Any Holder or Warrantholder may assign its rights and obligations under this Agreement to any Transferee of its Registrable Common Stock or Warrants, respectively (so long as the Transfer complies with under applicable law, the Stockholders Agreement, dated as of even date herewith (the “Stockholders Agreement”), by and among the Company and the holders named therein or bound thereby, and the Warrant Agreement, as applicable), provided that such Transferee shall agree in writing prior to the assignment to be bound by this Agreement as if it were an original party hereto, whereupon such Transferee shall for all purposes be deemed to be a Holder (and, in the case of a Transferee of a Management Holder, or a Transferee thereof, a Management Holder) under this Agreement. Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder without the prior written consent of the other parties hereto. The Company may not assign this Agreement or any right, remedy, obligation or liability arising hereunder or by reason hereof without the consent of the Holders (excluding Management Holders) beneficially owning a majority of the outstanding shares of Registrable Common Stock.

18. Calculation of Percentage or Number of Shares of Registrable Common Stock.

For purposes of this Agreement, all references to a percentage or number of shares of Registrable Common Stock or Common Stock shall be calculated based upon the number of shares of Registrable Common Stock or Common Stock, as the case may be, outstanding at the time such calculation is made and shall exclude any Registrable Common Stock or Common Stock, as the case may be, beneficially owned by the Company or any Subsidiary of the Company. For the purposes of calculating any percentage or number of shares of Registrable Common Stock or Common Stock as contemplated by the previous sentence, the terms “Holder”, “Initiating Holder”, “Management Holder”, “Director Holder” and “Creditor Holder” shall include all Affiliates thereof (other than the Company and its Subsidiaries) beneficially owning any shares of Registrable Common Stock or Common Stock.

19. Termination of Registration Rights. This Agreement, including, without limitation, the Company’s obligations under Sections 2(a), 3(a) and 4 hereof to register Voting Common Stock for sale under the Securities Act shall terminate on the earlier of (i) the first date on which no shares of Registrable Common Stock are outstanding or (ii) the first date on which less than ten percent (10%) of the aggregate number of shares of Common Stock issued pursuant to the Plan are collectively held by the Creditor Holders and their Affiliates. Notwithstanding any termination of this Agreement pursuant to this Section 19, the parties’ rights and obligations under Section 5 and Section 10 hereof shall continue in full force and effect.

20. Miscellaneous.

(a) Further Assurances. The Company shall execute such documents and other papers and perform such further acts as may be reasonably required or advisable to carry out the provisions of this Agreement and the transactions contemplated hereby.

(b) Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

(c) Conflicting Instructions. A Person is deemed to be a Holder whenever such Person owns of record Registrable Common Stock. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Common Stock, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Common Stock.

(d) Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(e) Entire Agreement. This Agreement, the Stockholders Agreement and the Warrant Agreement constitute the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

(f) Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or two (2) Business Days after being delivered to a recognized courier (whose stated terms of delivery are two (2) Business Days or less to the destination of such notice), or five (5) calendar days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as set forth on Schedule B hereto to the parties hereto, or to such other address as may be hereafter notified by the respective parties hereto.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(h) Severability. Notwithstanding any provision of this Agreement, neither the Company nor any other party hereto shall be required to take any action which would be in violation of any applicable federal or state securities law. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

(i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

21. Director Holders. Each Director Holder has executed this Agreement and is bound hereby. After the date hereof, the Company shall not issue any Registrable Common Stock to any person who is, or who would thereupon become, a Director Holder, or to any Affiliate thereof, unless he or she first delivers to the Company a joinder agreement, in form and substance satisfactory to the Company, acknowledging that he or she is bound by the terms hereof as a Director Holder.

22. Management Holders. Each Management Holder has executed this Agreement and is bound hereby. After the date hereof, the Company shall not issue any Registrable Common Stock to any person who is, or who would thereupon become, a Management Holder, or to any Affiliate thereof, unless he or she first delivers to the Company a joinder agreement, in form and substance satisfactory to the Company, acknowledging that he or she is bound by the terms hereof as a Management Holder.

23. Transfer Agent. The Company shall serve as transfer agent with respect to transfers of shares of Common Stock until such time as it retains a third party transfer agent to manage such responsibilities.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

RDA HOLDING CO.

By:	/s/ Thomas A. Williams
Name: Thomas A. Williams
Title: Chief Financial Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CREDITOR HOLDERS IDENTIFIED ON
SCHEDULE A AND WARRANTHOLDERS ARE
DEEMED TO BE PARTIES TO THIS
AGREEMENT PURSUANT TO THE PLAN

SCHEDULE A

Creditor Holders
Ares IIR CLO Ltd
Ares IIIR IVR CLO Ltd
Ares VR CLO Ltd
Ares VIR CLO Ltd
Ares VII CLO Ltd
Ares VIII CLO Ltd
Ares IX CLO Ltd
Ares X CLO Ltd
Ares XI CLO Ltd
Ares XII CLO Ltd
Ares Enhanced Loan Investment Strategy II Ltd
Ares Enhanced Loan Investment Strategy III Ltd
Atrium V
Atrium VI
Banc of America Securities LLC
Cadogan Square CLO III B.V
Cadogan Square CLO IV B.V
Canyon Capital CLO 2004-1 LTD
Canyon Capital CLO 2006-1 LTD
Canyon Capital CLO 2007-1 LTD
Canyon Capital Finance SarL
Carlyle High Yield Partners IV, Ltd.
Carlyle High Yield Partners VI, Ltd.
Carlyle High Yield Partners VII, Ltd.
Carlyle High Yield Partners VIII Ltd.
CCP Financing I, Ltd
Carlyle High Yield Partners X, Ltd.
Carlyle High Yield Partners IX, Ltd.
Castle Garden Funding
Citigroup Global Markets Inc.
Credit Suisse Syndicated Loan Fund
CSAM Funding III
CSAM Funding IV
Deutsche Bank AG
Deutsche Bank Cayman Islands Branch
Big Sky III Senior Loan Trust
Eaton Vance CDO VII PLC
Eaton Vance CDO VIII Ltd.
Eaton Vance CDO IX Ltd.
Eaton Vance CDO X PLC
Eaton Vance Senior Floating-Rate Trust

Eaton Vance Floating-Rate Income Trust
Eaton Vance Credit Opportunities Fund
Eaton Vance Senior Income Trust
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Institutional Senior Loan Fund
Eaton Vance Limited Duration Income Fund
Grayson & Co
Senior Debt Portfolio
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance Loan Opportunities Fund
Eaton Vance Medallion Floating-Rate Income Portfolio
Fidelity Summer Street Trust: Fidelity Capital & Income Fund
Fidelity Advisor Series I : Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Series I : Fidelity Advisor High Income Advantage Fund
Fidelity Central Inv. Portfolios LLC: Fidelity Floating Rate Central Fund
Fidelity Puritan Trust : Fidelity Puritan Fund
Variable Insurance Products Fund V : Strategic Income Portfolio
Fidelity School Street Trust : Fidelity Strategic Income Fund
Fidelity Advisor Series II : Fidelity Advisor Strategic Income Fund
Ballyrock CLO II Limited
Ballyrock CLO III Limited
Ballyrock CLO 2006-1 LTD
Ballyrock CLO 2006-2 LTD
Illinois Municipal Retirement Fund
Pyramis Floating Rate High Income Commingled Pool
IG Investment Management Ltd., trustee for IG FI Canadian Allocation Fund
Fidelity Canadian Asset Allocation Fund
Fidelity American High Yield Fund
Fidelity Canadian Balanced Fund
COA CLO FINANCING LTD
Fraser Sullivan CLO I Ltd.
Fraser Sulllivan CLO II Ltd.
NCM FSIM 2008-1 LLC
Foothill CLO I, Ltd.
The Foothill Group, Inc.
Gallatin CLO II 2005-1 Ltd.
Gallatin CLO III 2007-1 Ltd.
Grayston CLO II 2004-1 Ltd.
Goldman Sachs Asset Management CLO PLC
HillMark Funding Ltd.
Stoney Lane Funding I Ltd.
Madison Park Funding I, Ltd.
Madison Park Funding II, Ltd.
Madison Park Funding III, Ltd.
Madison Park Funding IV, Ltd.

Madison Park Funding V, Ltd.
Madison Park Funding VI, Ltd.
Malibu CFPI Loan Funding LLC
McDonnell Bank Loan Select Master Fund Bank Loan Select Series Trust I
McDonnell Loan Opportunity Ltd.
Wind River CLO I Ltd.
Wind River CLO II - Tate Investors, Ltd.
Gannett Peak CLO I, Ltd.
GE Capital Equity Investments, Inc
Genesis CLO 2007-1 Ltd.
Genesis CLO 2007-2 Ltd.
GoldenTree Loan Opportunities III, Limited
GoldenTree Loan Opportunities IV, Limited
GoldenTree Loan Opportunities V, Limited
GN3 SIP, Limited
GoldenTree Credit Opportunities Financing I, Limited
GoldenTree Credit Opportunities Master Fund, Ltd
GoldenTree 2004 Trust
NCM GT 2008-2 LLC
Laurelin II B.V.
GoldenTree Credit Opportunities Second Financing, Limited
GoldenTree Leverage Loan Financing I, Limited
GoldenTree Master Fund II, Ltd
GoldenTree Master Fund, Ltd
GTAM Fund I, Ltd.
Gulf Stream Compass CLO 2002-I Ltd
Gulf Stream Compass CLO 2003-I Ltd
Gulf Stream Compass CLO 2004-I Ltd
Gulf Stream Compass CLO 2007-I Ltd
Gulf Stream Sextant CLO 2007-I Ltd
ING Prime Rate Trust
ING Senior Income Fund
ING International (II) - Senior Bank Loans Euro
ING Investment Management CLO I, LTD.
ING Investment Management CLO II, LTD.
ING Investment Management CLO III, LTD.
ING Investment Management CLO IV, LTD.
ING Investment Management CLO V, LTD.
JPMorgan Chase Bank, N.A.
JPMorgan Chase Bank, N.A.
Loyalis Schade NV
Commonwealth of Pennsylvania State Employees Retirement System
San Joaquin County Employees’ Retirement Association
MARLBOROUGH STREET CLO, LTD.
JERSEY STREET CLO, LTD.

Merrill Lynch Capital Corporation
MERRILL LYNCH CAPITAL SERVICES, INC
MetLife Insurance Company of Connecticut
Midtown Acquisitions L.P.
Midtown Acquisitions L.P.
Morgan Stanley & Co. Incorporated
Mountain View CLO III Ltd.
Nob Hill CLO II, Limited
Nomura Bond and Loan Fund
NCRAM Senior Loan Trust 2005
Clydesdale CLO 2006, Ltd.
Clydesdale CLO 2007, Ltd.
PACIFICA CDO II LIMITED
PACIFICA CDO III LTD
PPM GRAYHAWK CLO, LTD.
SERVES 2006-1 LTD.
Primus CLO I, Ltd.
Prudential Insurance Company of America
Confluent 3, Ltd.
MSIM Peconic Bay, Ltd.
Qualcomm Global Trading, Inc.
RiverSource Bond Series, Inc - RiverSource Floating Rate Fund
Silverado CLO 2006-II Limited
Stone Tower CLO VIII Ltd.
Structured Enhanced Return Vehicle Trust, Series 1998-1
Tribeca Park CLO Ltd.
Loan Funding VI LLC
Monument Park CDO Ltd.
Cavalry CLO I
President & Fellows of Harvard College
Regiment Capital LTD
Regiment Capital LTD
XL Re LTD
Greyrock CDO LTD.
Landmark IX CDO LTD.
AIM FLOATING RATE FUND
ALZETTE EUROPEAN CLO
ATLANTIS FUNDING LTD
AVALON CAPITAL LTD 3
BELHURST CLO LTD
BLT 2009-1 LTD
CELTS CLO 2007-1 LTD
CHAMPLAIN CLO LTD
DIVERSIFIED CREDIT PORTFOLIO LTD
HUDSON CANYON FUNDING II SUBSIDIARY HOLDING COMPANY II LLC

KATONAH V LTD
LIMEROCK CLO I
LOAN FUNDING IX LLC
MOSELLE CLO S A
NAUTIQUE FUNDING LTD
PETRUSSE EUROPEAN CLO SA
SAGAMORE CLO LTD
SARATOGA CLO I LTD
WASATCH CLO LTD
NUVEEN FLOATING RATE INCOME FUND
NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND
NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND
NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND 2
NUVEEN SENIOR INCOME FUND
SYMPHONY CLO I LTD
SYMPHONY CLO II LTD
SYMPHONY CLO III LTD
SYMPHONY CLO IV LTD
AOZORA BANK LTD
CIT GROUP / EQUIPMENT FINANCING, INC.
Cit Middle Market Loan Trust III
MJX - VENTURE IV CDO LIMITED
VEER CASH FLOW CLO LTD
VENTURE V CDO LTD
VENTURE VI CDO LTD
VENTURE VII CDO LIMITED
VENTURE VIII CDO LIMITED
HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN CLO 2006 II B V
HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN CLO 2007-I BV
SABERASU JAPAN INVESTMENTS II BV
APIDOS CDO I
APIDOS CDO V
APIDOS CINCO CDO
YORKVILLE CBNA LOAN FUNDING LLC
ACA CLO 2007-1 LTD
AIG SATURN CLO LTD
AMERICAN INTERNATIONAL GROUP INCORPORATED
GALAXY V CLO LTD
GALAXY VI CLO LTD
GALAXY VII CLO LTD
GALAXY VIII CLO LTD
1888 FUND LTD
EURO GALAXY CLO II

EURO-GALAXY CLO BV

THE ROYAL BANK OF SCOTLAND PLC NEW YORK BRANCH

EVENT DRIVEN, A SERIES OF UNDERLYING FUNDS TRUST

FRONTFOUR MASTER FUND LTD

CENTRAL PARK GROUP MULTI-EVENT FD

PARA OMNIBUS LLC

SHINNECOCK CLO II LTD

CONTRARIAN FUND

STONE LION PORTFOLIO L.P.

SCHEDULE B

NOTICES

If to the Company, to:

The Reader’s Digest Association, Inc.

One Reader’s Digest Road

Pleasantville, New York 10570

Attention: General Counsel

Tel: (914) 244-5262

Fax: (914) 244-5644

with a mandatory copy, which shall not constitute notice, to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention: Joshua Korff and Michael Brosse

Tel: (212) 446-4800

Fax: (212) 446-6460

If to the Holders, to:

such Holder, at such Holder’s address or to such Holder’s telephone or telecopy number reflected in the Company’s books and records.

With respect to First Lien Lenders and their Permitted Transferees (as such terms are defined in the Stockholders Agreement), with a mandatory copy, which shall not constitute notice, to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Brian M. Stadler

Fax: (212) 455-2502

EXHIBIT A

FORM OF SELLING STOCKHOLDER QUESTIONNAIRE

The undersigned beneficial owner (the “Selling Stockholder”) of shares of class A common stock, par value $0.001 per share (the “Registrable Common Stock”), of RDA Holding Co. (the “Company”), hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Common Stock beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Selling Stockholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Stockholder Questionnaire and the Registration Rights Agreement, dated as of February 19, 2010, among the Company and the Holders named therein (the “Registration Rights Agreement”). Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Registration Rights Agreement.

In accordance with the Registration Rights Agreement, Selling Stockholders that do not complete this Selling Stockholder Questionnaire and deliver it to the Company as provided below will not be named selling stockholders in the prospectus and therefore will not be permitted to sell any Registrable Common Stock pursuant to the Shelf Registration Statement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors, the Company’s officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Selling Stockholder Questionnaire. The undersigned hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

Certain legal consequences arise from being named a selling stockholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Shelf Registration Statement and the related prospectus.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a)	Full Legal Name of Selling Stockholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Common Stock listed in (3) below is held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Common Stock listed in (3) below is held:

(2)	Address for Notices to Selling Stockholder:

Telephone (including area code):
Fax (including area code):
Contact Person:

(3)	Beneficial Ownership of Registrable Common Stock:

	(a)	Type and Principal Amount/Number of Registrable Common Stock beneficially owned:

	(b)	CUSIP No(s). of such Registrable Common Stock beneficially owned:

(4)

Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder: Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Common Stock listed above in Item (3).

	(a)	Type and Amount of Other Securities beneficially owned by the Selling Stockholder:

	(b)	CUSIP No(s). of such Other Securities beneficially owned:

(5)	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:
(6)	Is the Selling Stockholder a registered broker-dealer?
	Yes	☐
	No	☐
If “Yes”, please answer subsection (a) and subsection (b):
(a) Did the Selling Stockholder acquire the Registrable Common Stock as compensation for underwriting/broker-dealer activities to the Company?
Yes ☐
No ☐
(b) If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Common Stock:

(7)	Is the Selling Stockholder an affiliate of a registered broker-dealer?
	Yes	☐
	No	☐
If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

	(a)	Did the Selling Stockholder purchase the Registrable Common Stock in the ordinary course of business (if no, please explain)?
Yes ☐
		No ☐	Explain:
	(b)	Did the Selling Stockholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Common Stock at the same time the Registrable Common Stock were originally purchased (if yes, please explain)?
			Yes	☐
			No	☐	Explain:
(8)	Is the Selling Stockholder a non-public entity?
	Yes	☐
	No	☐
If “Yes”, please answer subsection (a):
		(a)	Identify the natural person or persons that have voting or investment control over the Registrable Common Stock that the non-public entity owns:

(9)	Plan of Distribution:

Except as set forth below, the undersigned Selling Stockholder (including its donees and pledgees) intends to distribute the Registrable Common Stock listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Common Stock may be sold from time to time directly by the undersigned Selling Stockholder or, alternatively, in accordance with the Registration Rights Agreement, through underwriters, broker-dealers or agents. If the Registrable Common Stock is sold through underwriters or broker-dealers, the Selling Stockholders will be responsible for underwriting discounts or commissions or agent commissions. Such Registrable Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve cross or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Common Stock may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Common Stock or otherwise, the undersigned Selling Stockholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Common Stock in the course of hedging positions they assume. The undersigned Selling Stockholder may also sell Registrable Common Stock short and deliver Registrable Common Stock to close out short positions, or loan or pledge Registrable Common Stock to broker-dealers that in turn may sell such securities.

State any exceptions here:

The undersigned Selling Stockholder acknowledges that it understands its obligations to comply with the provisions of the Exchange Act, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Common Stock pursuant to the Shelf Registration Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

In the event the undersigned transfers all or any portion of the Registrable Common Stock listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Shelf Registration Statement, the undersigned agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Stockholder Questionnaire and the Registration Rights Agreement.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the Commission for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

By signing below, the undersigned agrees that if the Company notifies the undersigned in accordance with and pursuant to the Registration Rights Agreement that Shelf Registration Statement is not available, the undersigned will in accordance with and pursuant to the Registration Rights Agreement suspend use of the prospectus until notice from the Company that the prospectus is again available.

Once this Selling Stockholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Stockholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned with respect to the Registrable Common Stock beneficially owned by the undersigned and listed in Item (3) above. This Selling Stockholder Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED
SELLING STOCKHOLDER QUESTIONNAIRE TO THE COMPANY AT:

The Reader’s Digest Association, Inc.

One Reader’s Digest Road

Pleasantville, New York 10570

Attention: General Counsel

Tel: (914) 244-5262

Fax: (914) 244-5644